UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025 (January 31, 2025)

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 31, 2025, Volcon, Inc. (the “Company”) entered into a Distribution Agreement (the “Agreement”) with Super Sonic Company Limited (“Manufacturer”). Pursuant to the terms of the Agreement, the Manufacturer appointed the Company to act as Manufacturer’s exclusive distributor of certain of the Manufacturer’s golf cart products (the “Products”), in the United States. Pursuant to the Agreement, the Manufacturer agreed to recommend to all customers the sole use of the Company for all Products. Notwithstanding the foregoing, the Manufacturer has the right to sell non-Volcon branded products to other customers, provided that Manufacturer shall pay 5% of the order price to the Company. Before the end of June 2025, the Manufacturer and the Company will agree to a procurement plan, and if the Company fails to meet the minimum purchase requirement described in the procurement plan for two consecutive months, the Manufacturer shall have the right to immediately terminate the Agreement. During the term of the Agreement, to the extent the Company sells any Volcon-branded products (the “Volcon Products”) that are similar to the Products, the Company agrees to provide the Manufacturer with a right of first refusal to manufacture Volcon Products.

Pursuant to the Agreement, at the end of each calendar quarter, the Company agreed to issue the Manufacturer shares of Company common stock based on the number of Product units (the “Units”) ordered by the Company during the quarter as follows: for each 1,000 Units Ordered in 2025 by the Company and produced by the Manufacturer (including any products referred to the Company by the Manufacturer), the Company shall issue the Manufacturer a number of shares equal to 1% of the Company’s outstanding shares of common stock (the “Shares”) as of the last day of such quarter that the 1,000 Units were ordered for no additional consideration, in addition to making full payment for all Units ordered. The requirement to issue the Shares shall cease on the anniversary of the parties’ confirmation of the procurement plan or upon the sale of 7,000 Units, whichever comes first. Notwithstanding the foregoing, to the extent the issuance of the Shares shall require shareholder approval pursuant to the rules of the Nasdaq Stock Market, such issuances shall be subject to the receipt of such shareholder approval and the Company agrees to seek such approval within three months of the determination that the approval is required. If, for any reason, the Company fails to issue such shares to the Manufacturer, the Manufacturer is entitled to compensatory damages in the amount equal to the value of the Shares that should have been issued to the Manufacturer in that quarter (determined by the closing stock price on the last of that quarter), and to immediately terminate the Agreement.

Pursuant to the Agreement, on or before February 1, 2026, the Manufacturer will also be provided a two-year warrant (the “Warrant”) to purchase up to 10% of the Company’s outstanding shares of common stock exercisable if, as of February 1, 2026, 10,000 Units are ordered (the “Order Date”). The exercise price of the warrant will be equal to 90% of the Company’s closing stock price on such date. Notwithstanding the foregoing, to the extent the issuance of the Warrant shall require shareholder approval pursuant to the rules of the Nasdaq Stock Market, such issuance shall be subject to the receipt of such shareholder approval and the Company agrees to seek such approval within three months of the determination that the approval is required. If, for any reason, the Company fails to issue the Warrant or fails to fulfill the Manufacturer’s request to exercise the Warrant, the Manufacture is entitled to compensatory damages in the amount equal to 10% of the value of the shares that would have been purchased by Manufacturer under the Warrant, and to immediately terminate the Agreement.

Pursuant to the Agreement, if the Company orders over 10,000 Units in 2025 (including any products referred to the Company by the Manufacturer), on or before February 1, 2026, the Company will provide a board seat to the Manufacturer, subject to Board and shareholder approvals of the director.

The term of the Agreement is for one year, which can be extended for additional one-year periods by the parties. The Agreement may be terminated immediately by either party in the event of a breach of the Agreement by the other party, or by either party if the other party: (i) becomes insolvent or bankrupt, becomes unable to pay its debts as they fall due, or files a petition for voluntary or involuntary bankruptcy or under any other insolvency law; (ii) makes or seeks to make a general assignment for the benefit of its creditors, seeks reorganization, winding-up, liquidation, dissolution, or other similar relief with respect to it or its debts; or (iii) applies for, or consents to, the appointment of a trustee, receiver, or custodian for a substantial part of its property.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein. The Shares, the Warrant and the shares of Company common stock underlying the Warrant issuable pursuant to the Agreement will be offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder and have not been registered under the Securities Act or applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Distribution Agreement, dated January 31, 2025, by and between Volcon, Inc. and Super Sonic Company Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: February 4, 2025	/s/ Greg Endo
Greg Endo Chief Financial Officer

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